Penn Security Bank & Trust Company

                               Excess Benefit Plan
                         Effective as of January 1, 1994

                                    RECITALS

This Penn Security Bank & Trust Company Supplemental Benefit Plan for Otto P. Robinson, Jr, hereinafter referred to as (the "Plan") is adopted by Penn Security Bank & Trust Company, (hereinafter referred to as the "Employer") for Otto P. Robinson, Jr., (hereinafter referred to as the Participant). The purpose of the Plan is to grant additional benefits in excess of those accrued in the pension plan due to the limit on compensation contained in Section 401 (a)(17) of the code. The Plan is intended to be an unfunded excess benefit plan under
Section 3(36) of the Employee Retirement Income Security Act of 1974 (ERISA).

Accordingly, the following Plan is Adopted.


                             ARTICLE I - DEFINITIONS


1.1 ACCRUED BENEFIT means the benefit accrued on behalf of the Participant as of the date of reference.

1.2 BENEFICIARY means any person or persons so designated in accordance with the provisions of Article VII.

1.3 CODE means the Internal Revenue Code of 1986 and the regulations thereunder, as amended from time to time

1.4 EARLY RETIREMENT DATE means the Early Retirement Date as defined under the Pension Plan.

1.5 EFFECTIVE DATE means the effective date of the Plan, which shall be January 1, 1994.

1.6 ELIGIBLE EMPLOYEE means, for any Plan Year, (or applicable portion thereof), a person employed by the Employer who is a participant in the Pension Plan.

1.7 EMPLOYER means Penn Security Bank & Trust Company and its successors and assigns unless otherwise herein provided, or any other corporation or business organization which, with the consent of Penn Security Bank & Trust Company, or its successors or assigns, assumes the Employer's obligations hereunder, or any other corporation.

1.8 ENTRY DATE means with respect to the participant the first day of the pay period following the date on which he first becomes an eligible Employee.

1.9 NORMAL RETIREMENT DATE means the Normal Retirement Date as defined under the Pension Plan.

1.10     PARTICIPANT means Otto P. Robinson, Jr.

1.11 PENSION PLAN means the Penn Security Bank & Trust Company Employee's Pension Plan Number 001, as may be amended from time to time.

1.12 PLAN means this Penn Security Bank & Trust Company Excess Benefit Plan, as amended from time to time.

1.13 PLAN YEAR means the twelve (12) month period ending on December 31 of each year during which the Plan is in effect.

1.14 VALUATION DATE means December 31 of each Plan Year and such other date as the Employer, in its sole discretion, designates as a Valuation Date.

1.15  ACTUARIAL  EQUIVALENT  as used in this  document will mean the same as the
Section 1.2 in the Penn Security Bank & Trust Company Pension Plan.

                   ARTICLE II -- ELIGIBILITY AND PARTICIPATION


2.1 REEMPLOYMENT. If the participant whose employment with the Employer is terminated is subsequently reemployed, he shall become a participant in the Plan

2.2 CHANGE OF EMPLOYMENT CATEGORY. During any period in which the Participant remains in the employ of the Employer, but ceases to be an Eligible Employee, he or she shall not participate in the Plan.


                             ARTICLE Ill -- BENEFITS


3.1 NORMAL SUPPLEMENTAL BENEFIT. If the Participant retires from employment with the Employer at his Normal Retirement Date, he shall be entitled to receive a benefit equal to (a) the benefit which would have accrued under the provisions of the Pension Plan, if the Pension Plan were administered without regard to the limitations under Code Section 401(a)(17), less (b) the amount of the Normal Retirement Benefit which he is entitled to receive under the Pension Plan.

3.2 EARLY RETIREMENT SUPPLEMENTAL BENEFIT. If the Participant retires from employment with the Employer at his Early Retirement Date, he shall be entitled to receive a benefit equal to (a) the benefit which would have accrued under the provisions of the Pension Plan computed in accordance with Section 3.1 to his Early Retirement Date, less (b) the amount of his Early Retirement Benefit which he is entitled to receive under the Plan. If Early Retirement Benefits commence prior to the Participant's Normal Retirement Date, the benefits payable under the Plan and the Pension Plan shall be actuarially reduced for such early commencement to the extent provided under the terms of the Pension Plan.

3.3 DEFERRED RETIREMENT SUPPLEMENT BENEFIT. If the Participant retires from employment with the Employer after his Normal Retirement Date, he shall be entitled to receive a benefit equal to (a) the benefit which would have accrued under the provisions of the Pension Plan, computed in accordance with Section
3.1 to his Deferred Retirement Date, less (b) the amount of Deferred Retirement Benefit which he is entitled to receive under the Pension Plan.


3.4 LIMITATIONS ON BENEFITS. In no event shall the Participant be entitled to receive total benefits from the Plan and the Pension Plan in excess of the benefit he would have received from the Pension Plan if the limitations under Code Section 401(a)(17) were not applicable to the Pension Plan.


                      ARTICLE IV - ENTITLEMENT TO BENEFITS


4.1 TERMINATION OF EMPLOYMENT. If the Participant terminates employment with the Employer for any reason, the Participant's Accrued Benefit at the date of termination shall be valued and payable according to the provisions of Article V.

4.2 CHANGE OF CONTROL. If a Change of Control of the Employer occurs, the Participant's Accrued Benefit at the date of the Change of Control shall be valued and payable according to the provisions of Article V. For purposes of this Section, a "Change of Control" shall occur when any person other than the Employer obtains ownership or voting power with respect to greater than 50 percent of the aggregate value or voting power, as applicable, of the Employer's capital stock.

4.3 REEMPLOYMENT OF RECIPIENT. If the Participant receiving installment distributions pursuant to Section 5.2 is reemployed by the Employer, the remaining distributions due to the Participant shall be suspended until the Participant (or his Beneficiary) once again becomes eligible for benefits under
Section 4.1 or 4.2, at which time such distribution shall commence, subject to the limitations and conditions in this Plan.

                       ARTICLE V DISTRIBUTION OF BENEFITS


5.1 AMOUNT. The Participant (or his beneficiary) shall become entitled to receive, on or about the date of the Participant's termination of employment with the Employer, a distribution in an aggregate amount equal to the Participant's Accrued Benefit. Any payment due hereunder will be paid by the Employer from its general assets.

5.2      METHOD OF PAYMENT.

 a)  Cash Payments. All payments under the Plan shall be made in cash.

(b) Timing and Manner of Payment In the case of distributions to the Participant or his Beneficiary by virtue of an entitlement pursuant to
     Section 4.2, an aggregate amount equal to the Participant's Monthly Accrued Benefit will be paid by the Employer, as provided by Section 5.1, in a lump sum. In the event a Participant becomes entitled to benefits under Section 4.1, an aggregate amount equal to the Participant's Accrued Benefit will be paid by the Employer, as provided by Section 5.1, in a lump sum, on or about the date of the Participant's termination, or in annual installments made over a period selected by the Participant, or in the form of an annuity for the life of the Participant (or the joint lives of the Participant and his spouse) of actuarially equivalent value to the Participant's lump sum benefit, as selected by the Participant prior to his termination of employment. If a Participant fails to designate properly the manner of payments of the Participant's benefit under the Plan, such payment will be in a lump sum on or about the date of the Participant's termination.

5.3 DEATH BENEFITS. If a Participant dies before terminating his employment with the Employer and before the commencement of payments to the Participant hereunder, the entire value of the Participant's Accrued Benefit shall be paid, as provided in Section 5.2, to the person or persons designated in accordance with Section 6.1.

Upon the death of the Participant after payments hereunder have begun but before he has received all payments to which he is entitled under the Plan, the remaining benefit payments shall be paid to the person or persons designated in accordance with Section 6.1, in the manner in which such benefits were payable to the Participant, unless the Beneficiary elects a more rapid form or schedule of distribution.


                   ARTICLE VI BENEFICIARIES; PARTICIPANT DATA


6.1 DESIGNATION OF BENEFICIARIES. Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after the Participant's death, and such designation may be changed from time to time by the Participant by filing a new designation. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Employer, and will be effective only when filed in writing with the Employer during the Participant's lifetime.

In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there in no living Beneficiary validly named by the Participant, the Employer shall pay any such benefit payment to the Participant's spouse, if then living, but otherwise to the Participant's then living descendants, if any, per stripes, but, if none, to the Participant's estate. In determining the existence of identity of anyone entitled to a benefit payment, the Employer may rely conclusively upon information supplied by the Participant's personal representative, executor or administrator. If a question arises as to the existence or identity of anyone entitled to receive a benefit payment as aforesaid, or if a dispute arises with respect to any such payment, then, notwithstanding the foregoing, the Employer, in its sole discretion, may distribute such payment to the Participant's estate without liability for any tax or other consequences which might flow therefrom, or may take such other action as the Employer deems to be appropriate.

6.2 INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES. Any communication, statement or notice addressed to the Participant or to a Beneficiary at his last post office address as shown on the Employer's records shall be binding on the Participant or Beneficiary for all purposes of the Plan. The Employer shall not be obligated to search for any Participant or Beneficiary beyond the sending of a registered letter to such last known address. If the Employer notifies any Participant or Beneficiary that he is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his location known to the Employer within three (3) years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant is known to the Employer, the Employer may direct distribution of such amount to any one or more or all of such next of kin, and such proportions as the Employer determines. If the location of note of the foregoing persons can be determined, the Employer shall have the right to direct that the amount payable shall be deemed to be a forfeiture, except that the dollar amount of the forfeiture, unadjusted for deemed gains or losses in the interim, shall be paid by the Employer if a claim for the benefit subsequently is made by the Participant or the Beneficiary to whom it was payable. If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, the Employer shall not be liable to any person for any payment made in accordance with such law.


                          ARTICLE VII -- ADMINISTRATION


7.1 ADMINISTRATIVE AUTHORITY. Except as otherwise specifically provided herein, the Employer shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to:

(a) Resolve and determine all disputes or questions arising under the Plan, including the power to determine the rights of the Participant and Beneficiaries, their respective benefits, and to remedy any ambiguities, inconsistencies or omissions in the Plan.

(b) Adopt such rules or procedures and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and are consistent with the Plan.

(c) Implement the Plan in accordance with the terms and the rules and regulations adopted as above.

(d) Make determinations with respect to the Participant and make determinations concerning the crediting and distribution of Plan Accounts.

(e) Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Employer shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such firms or persons. The Employer shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person or committee, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person or committee in the exercise of such delegated duties, powers or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Employer. Further, the Employer may authorize one or more persons to execute any certificate or document on behalf of the Employer, in which any person notified by the Employer of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Employer until such third person shall have been notified of the revocation of such authority.

7.2 UNIFORMITY OF DISCRETIONARY ACTS. Whenever in the administration or operation of the Plan discretionary actions by the Employer are required or permitted, such actions shall be consistently and uniformly applied to all persons similarly situated, and no such action shall be taken which shall discriminate in favor of any particular person or group of persons.

7.3 LITIGATION. Except as may be otherwise required by law, in any action or judicial proceeding affecting the Plan, the Participant or his Beneficiary shall be entitled to any notice or service or process, and any final judgement entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

7.4  PAYMENT  OF   ADMINISTRATION   EXPENSES.   All  expenses  incurred  in  the
administration and operation of the Plan, including any taxes payable by the Employer in respect of the Plan, shall be paid by the Employer.

                             ARTICLE VIII AMENDMENT


8.1 RIGHT TO AMEND. The Employer, by written instrument executed by the Employer, shall have the right to amend the Plan, at any time and with respect to any provisions hereof, and all parties hereto or claiming any interest hereunder shall be bound by such amendment; provided, however, that no such amendment shall deprive the Participant or his Beneficiary of a right accrued hereunder prior to the date of the amendment.

8.2 AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF THE PLAN. Notwithstanding the provisions of Section 9.1, the Plan agreement may be amended by the Employer at any time, retroactively if required, if found necessary, in the opinion of the Employer, in order to conform the Plan to the provision and requirements of any applicable law (including ERISA and the Code). No such amendment shall be considered prejudicial to any interest of the Participant or a Beneficiary hereunder.



                            ARTICLE IX -- TERMINATION


9.1 EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN. The Employer reserves the right, at any time, to terminate the Plan and/or its obligation to make further credits to the Plan Participant. The Employer also reserves the right, at any time, to suspend the operation of the Plan for a fixed or indeterminate period of time.

9.2 AUTOMATIC TERMINATION OF PLAN. The Plan, but not its accrued benefits, automatically shall terminate upon the dissolution of the Employer, or upon its merger into or consolidation with any other corporation or business organization if there is a failure by the surviving cooperation or business organization to adopt specifically and agree to continue the Plan.

9.3 SUSPENSION OF DEFERRALS. In the event of a suspension of the Plan, the Employer shall continue all aspects of the Plan, other than benefit accruals, during the period of the suspension in accordance with Articles IV and V.

9.4 ALLOCATION AND DISTRIBUTION. This Section shall become operative on a complete termination of the Plan. The provisions of this Section also shall become operative in the event of a partial termination of the Plan, as determined by the Employer, but only with respect to that portion of the Plan attributable to the Participant.


                             ARTICLE X MISCELLANEOUS


10.1 LIMITATIONS ON LIABILITY OF THE EMPLOYER. Neither the establishment of the Plan nor any modification thereof, nor the creation of any account under the Plan, nor the payment of any benefits under the Plan shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, or any officer or employer thereof except as provided by law or by any Plan provision. In no event shall the Employer, or any successor, employee, officer, director, or stockholder of the Employer, be liable to any person on account of any claim arising by reason of the provision of the Plan or of any instrument or instruments implementing its provisions, or for the failure of the Participant, Beneficiary, or other person to be entitled to any particular tax consequences with respect to the Plan, or any credit or distribution hereunder.

10.2 CONSTRUCTION. If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein. For all purposes of the Plan, where the context admits, the singular shall include the plural, and the plural shall include the singular. The headings of articles and sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. Participation under this Plan will not give the Participant the right to be retained in the service of the Employer nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder.

The Plan is intended to be and at all time shall be interpreted and administered so as to qualify as an unfunded deferred compensation plan, and no provision of the Plan shall be interpreted so as to give any individual any right in any assets of the Employer which right is greater than the rights of a general unsecured creditor of the Employer.

10.3 SPENDTHRIFT PROVISION. No amount payable to the Participant or Beneficiary under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy execution, pledge, encumbrance, charge, or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled thereto. Further, (i) the withholding of taxes from Plan benefits, (ii) the recovery under the Plan of overpayments of benefits previously made to the Participant or Beneficiary, (iii) if applicable, the transfer of benefit rights from the Plan to another plan, or (iv) the direct deposit of benefit payments to an account in a banking institution (if not actually part of an arrangement constituting an assignment or alienation) shall not be construed as an assignment or alienation.

In the event that the Participant's or Beneficiary's benefits hereunder are garnished or attached by order of any court, the Employer may bring an action or a declaratory judgement in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan. During the pendency of said action, any benefits that become payable shall be held as credits to the Participant's or Beneficiary's Account or, if the Employer prefers, paid into the court as they become payable, to be distributed by the court to the recipient as the court deems proper at close of said action.



IN WITNESS WHEREOF, the Employer has caused the Plan to be executed and its seal to be affixed hereto, effective as of the 1 day of January 1994 .





ATTEST/WITNESS                                NAME OF EMPLOYER
                                              Penn Security Bank & Trust Company


/s/  D. William Hume                          /s/  Richard Grimm
------------------------------                ------------------------------
D. William Hume                               Richard Grimm
Assistant Secretary                           Executive Vice President



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